UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)    On September 22, 2006, the Board of Directors of Hewlett-Packard Company (“HP”) accepted the resignation of Patricia C. Dunn as non-executive Chairman of the Board and director, effective immediately. Ms. Dunn has confirmed to the HP Board that she does not have any disagreement with HP’s operations, policies or practices. Ms. Dunn also has stated to the HP Board that she expects that the independent review of investigative methods and HP’s Standards of Business Conduct previously announced by HP will be completed. The text of HP’s press release entitled “Patricia Dunn Resigns from HP Board” is filed with this report as Exhibit 99.1.

The HP Board also has appointed Mark V. Hurd, Chief Executive Officer and President of HP, as Chairman of the Board, effective immediately.  In addition, the independent directors of the HP Board have designated Richard A. Hackborn, a member of the HP Board since 1992, as lead independent director, effective immediately.  The text of HP’s press release entitled “Mark Hurd Named HP Chairman, in Addition to His Roles as President and CEO” is filed with this report as Exhibit 99.2.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    In connection with, and immediately prior to, Mr. Hurd’s appointment as Chairman and Mr. Hackborn’s designation as lead independent director, the Board of Directors of HP approved amendments to Section 5.6 of Article V of HP’s Bylaws to provide that the Chairman of the Board may be an officer of HP and Section 3.16 of Article III of HP’s Bylaws to provide that executive sessions of the HP Board shall be presided over by a lead independent director selected by a majority of independent directors, effective immediately.  Prior to these amendments, Section 5.6 of Article V of HP’s Bylaws provided that the Chairman of the Board may not be an officer of HP, and Section 3.16 of Article III of HP’s Bylaws did not provide for a lead independent director or for any one director to preside over executive sessions of the HP Board.

HP also has made changes to its Corporate Governance Guidelines to provide that, when the CEO serves as Chairman, the independent directors will select a lead independent director who will then be responsible for certain functions that would have been performed by the Chairman if the positions of CEO and Chairman were held by different persons.

In addition, in connection with, and immediately following, Ms. Dunn’s resignation as a director, the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws decreasing the number of HP directors from nine (9) to eight (8), effective immediately.

The Amended and Restated Bylaws of HP reflecting such amendments are filed with this report as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by Hewlett-Packard Company, dated September 22, 2006, entitled “Patricia Dunn Resigns from HP Board” (filed herewith)
99.2	Text of press release issued by Hewlett-Packard Company, dated September 22, 2006, entitled “Mark Hurd Named HP Chairman, in Addition to His Roles as President and CEO” (filed herewith)
99.3	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 22, 2006	By:	/s/ CHARLES N. CHARNAS
Name: Charles N. Charnas
Title: Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Hewlett-Packard Company, dated September 22, 2006, entitled “Patricia Dunn Resigns from HP Board” (filed herewith)
99.2	Text of press release issued by Hewlett-Packard Company, dated September 22, 2006, entitled “Mark Hurd Named HP Chairman, in Addition to His Roles as President and CEO” (filed herewith)
99.3	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).